UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2006

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2006, the board of directors of Varian Semiconductor Equipment Associates, Inc. (“Varian Semiconductor”) determined that it would allow Gary E. Dickerson, chief executive officer and director of Varian Semiconductor, 12 months to incur expenses related to his relocation from California to Massachusetts that will be reimbursed by Varian Semiconductor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC. (Registrant)

By:	/s/ Gary L. Loser
Name: Gary L. Loser, Esq. Title: Vice President and General Counsel

Date: February 16, 2006